                                 FIRST AMENDMENT


                  FIRST AMENDMENT (this "Amendment"), dated as of September 11, 2000, among PACKAGING CORPORATION OF AMERICA, a Delaware corporation (the "BORROWER"), the various lenders party to the Credit Agreement referred to below (the "LENDERS"), J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC., as Co-Lead Arrangers and Joint Book Runners (in such capacity, each a "CO-LEAD ARRANGER" and, collectively, the "CO-LEAD ARRANGERS"), DEUTSCHE BANK SECURITIES INC., as Syndication Agent (in such capacity, the "SYNDICATION AGENT"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent (in such capacity, the "DOCUMENTATION AGENT") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).


                              W I T N E S S E T H:


                  WHEREAS, the Borrower, the Lenders, the Co-Lead Arrangers, the Syndication Agent, the Documentation Agent and the Administrative Agent are party to an Amended and Restated Credit Agreement, dated as of June 29, 2000 (the "CREDIT AGREEMENT"); and

                  WHEREAS, the Borrower and the undersigned Lenders wish to provide the amendment provided for herein;

                  NOW, THEREFORE, it is agreed:

                  1. The definition of "AVAILABLE J.V. BASKET AMOUNT" is hereby amended by deleting the reference to "$25,000,000" contained therein and inserting "$50,000,000" in lieu thereof.

                  2. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

                  3. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Required Lenders and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office;

                  4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      ***
                                       2

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.



                            PACKAGING CORPORATION OF AMERICA



                            By: /s/ Pamela A. Larson
                               ----------------------------------------
                                Name: Pamela A. Larson
                               Title: Treasurer


                            MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                Individually and as
                                Administrative Agent


                            By: /s/ Colleen Galle
                               ----------------------------------------
                                Name: Colleen Galle
                               Title: Vice President


                            BANKERS TRUST COMPANY, Individually


                            By:  /s/ Robert R. Telesca
                               ----------------------------------------
                                Name: ROBERT R. TELESCA
                               Title: ASSISTANT VICE PRESIDENT


                            GOLDMAN SACHS CREDIT PARTIES L.P. as
                                 Documentation Agent


                            By:
                               ----------------------------------------
                                Name:
                               Title:

ABN AMRO BANK N.V.          ABN AMRO BANK N.V.


By: /s/ Angela Reitz         By:  /s/ Laurie D. Flom
   -------------------------   ----------------------------------------
 Name: Angela Reitz             Name: Laurie D. Flom
Title: Vice President          Title: Group Vice President


                            BANK OF AMERICA, N.A.


                            By: /s/ Michael J. Balok
                               ----------------------------------------
                                Name: Michael J. Balok
                               Title: Managing Director


                            THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND


                            By: /s/ Geraldine Hannon  /s/ Mary [ILLEGIBLE]
                               ----------------------------------------
                                Name: Geraldine Hannon  Mary [ILLEGIBLE]
                               Title: Associate Director   Senior [ILLEGIBLE]


                            BANK OF MONTREAL


                            By:
                               ----------------------------------------
                                Name:
                               Title:

                            THE BANK OF NOVA SCOTIA


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            BANK OF SCOTLAND


                            By: /s/ Joseph Fratus
                               ----------------------------------------
                                Name: JOSEPH FRATUS
                               Title: VICE PRESIDENT


                            BANK ONE, N.A. (CHICAGO MAIN OFFICE)


                            By: /s/ Erik C. Back
                               ----------------------------------------
                                Name: ERIK C. BACK
                               Title: VICE PRESIDENT


                            BW CAPITAL MARKETS, INC.


                            By: /s/ Adele Savoretti /s/ Thomas A. Lowe
                               ----------------------------------------
                                Name: Adele Savoretti   THOMAS A. LOWE
                               Title:  Vice President   VICE PRESIDENT


                            COBANK, ACB


                            By: /s/ Brian J. Klatt
                               ----------------------------------------
                                Name: Brian J. Klatt
                               Title: Vice President

                            CREDIT INDUSTRIEL ET COMMERCIAL


                            By:  /s/ Sean Mounier     /s/ Anthony Rock
                               ----------------------------------------
                                Name: Sean Mounier        Anthony Rock
                               Title: First Vice President Vice President


                            CREDIT LYONNAIS NEW YORK BRANCH


                            By: /s/ R. Hurst
                               ----------------------------------------
                                Name: Rod Hurst
                               Title: Vice President


                            CYPRESSTREE INVESTMENT FUND, LLC
                            BY: CYPRESSTREE INVESTMENT MANAGEMENT
                                COMPANY, INC. ITS MANAGING MEMBER


                            By: /s/ Jonathan D. Sharkey
                               ----------------------------------------
                                Name: JONATHAN D. SHARKEY
                               Title: PRINCIPAL


                            CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                              INC. as Attorney-in-Fact and on behalf of FIRST ALLMERICA LIFE INSURANCE COMPANY as Portfolio Manager


                            By: /s/ Jonathan D. Sharkey
                               ----------------------------------------
                                Name: JONATHAN D. SHARKEY
                               Title: PRINCIPAL

                            THE DAI-ICHI KANGYO BANK, LTD.


                            By: /s/ [ILLEGIBLE]
                               ----------------------------------------
                                Name: [ILLEGIBLE]
                               Title: General Manager


                            ERSTE BANK DER OESTERREICHSCHEN SPARKASSEN


                            By: /s/ Rima Terradista    /s/ John S. Runnion
                               ----------------------------------------
                                Name: RIMA TERRADISTA  John S. Runnion
                               Title: Vice President   First Vice President
                                                       Erste Bank New York
                                                       Branch


                            FIRST UNION NATIONAL BANK


                            By: /s/ J. Andrew [ILLEGIBLE]
                               ----------------------------------------
                                Name: J. Andrew [ILLEGIBLE]
                               Title: Vice President


                            FLEET NATIONAL BANK


                            By: /s/ CB Moore
                               ----------------------------------------
                                Name: CB Moore
                               Title: Vice President


                            THE FUJI BANK, LIMITED


                            By: /s/ Peter L. Chinnici
                               ----------------------------------------
                                Name: Peter L. Chinnici
                               Title: Senior Vice President & Group Head

                            GALAXY CLO 1999-1, LTD.
                            By: SAI Investment Adviser, Inc.
                            Its Collateral Manager


                            By: /s/ Thomas G. Brandt
                               ----------------------------------------
                                Name: Thomas G. Brandt
                               Title: Authorized Agent


                            GOLDMAN SACHS CREDIT PARTNERS, L.P.


                            By: /s/ Elizabeth Fischer
                               ----------------------------------------
                                Name: ELIZABETH FISCHER
                               Title: AUTHORIZED SIGNATORY


                            IKB DEUTSCHE INDUSTRIEBANK AG


                            By: /s/ Edwin Brecht     /s/ Manfred Ziway
                               ----------------------------------------
                                Name: Edwin Brecht        Manfred Ziway
                               Title: Executive Director  Director


                            IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION


                            By:
                               ----------------------------------------
                                Name:
                               Title:

                            THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                            CHICAGO BRANCH


                            By:  /s/ Walter R. Wolff
                               ----------------------------------------
                                Name: Walter R. Wolff
                               Title: Joint General Manager


                            KEMPER FLOATING RATE FUND


                            By: /s/ Kelly D. Bobson
                               ----------------------------------------
                                Name: Kelly D. Bobson
                               Title: Managing Director


                            KZH PONDVIEW LLC


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            KZH CNC LLC


                            By: /s/ Susan Lee
                               ----------------------------------------
                                Name: Susan Lee
                               Title: Authorized Agent


                            KZH CYPRESSTREE-1 LLC


                            By: /s/ Kimberly Rowe
                               ----------------------------------------
                                Name: KIMBERLY ROWE
                               Title: AUTHORIZED AGENT


                            KZH CRESCENT-3 LLC


                            By: /s/ Susan Lee
                               ----------------------------------------
                                Name: Susan Lee
                               Title: Authorized Agent


                            SEQUILS IV, LTD

                            By: TCW Advisors, Inc. as its
                            Collateral Manager

                            By: /s/ Mark Gold
                               ----------------------------------------
                                Name: Mark Gold
                               Title: Managing Director


                            SEQUILS I, LTD

                            By: TCW Advisors, Inc. as its
                            Collateral Manager

                            By: /s/ Mark Gold
                               ----------------------------------------
                                Name: Mark Gold
                               Title: Managing Director


                            By: /s/ Jonathan Berg
                               ----------------------------------------
                                Name: Jonathan Berg
                               Title: Assistant Vice President

                            KZH ING-1 LLC


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            KZH STERLING LLC


                            By: /s/ Susan Lee
                               ----------------------------------------
                                Name: Susan Lee
                               Title: Authorized Agent


                            BANK OF SCOTLAND


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            KZH CRESCENT LLC


                            By:  /s/ Susan Lee
                               ----------------------------------------
                                Name: Susan Lee
                               Title: Authorized Agent


                            KZH WATERSIDE LLC


                            By:  /s/ Susan Lee
                               ----------------------------------------
                                Name: Susan Lee
                               Title: Authorized Agent


                            KZH CRESCENT-2 LLC


                            By:  /s/ Susan Lee
                               ----------------------------------------
                                Name: Susan Lee
                               Title: Authorized Agent


                            LLOYDS TSB BANK PLC


                            By: /s/ Ian Dimmock       /s/ David Rodway
                               ----------------------------------------
                                Name: IAN DIMMOCK           DAVID RODWAY
                               Title: Vice President      Assistant Director
                                      Acquisition Finance
                                             D080                R156


                            KZH SOLEIL LLC


                            By:
                               ------------------------------------
                                Name:
                               Title:


                            KZH WATERSIDE LLC


                            By:
                               ------------------------------------
                                Name:
                               Title:

                            MICHIGAN NATIONAL BANK


                            By: /s/ John M. [ILLEGIBLE]
                               ----------------------------------------
                                Name: John M. [ILLEGIBLE]
                               Title: Vice President


                            THE MITSUBISHI TRUST AND BANKING CORPORATION


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            MUIRFIELD TRADING LLC


                            By: /s/ Ann E. Morris
                               ----------------------------------------
                                Name: ANN E. MORRIS
                               Title: ASST. VICE PRESIDENT


                            NATEXIS BANQUE BFCE


                            By: /s/ JORDAN SADLER
                               ----------------------------------------
                                Name: JORDAN SADLER
                               Title: ASSISTANT VICE PRESIDENT

                            NATEXIS BANQUE BFCE


                            By: /s/ Frank H. Madden, Jr.
                               ----------------------------------------
                                Name: FRANK H. MADDEN, JR.
                               Title: VICE PRESIDENT & GROUP MANAGER


                            NATIONAL CITY BANK


                            By: /s/ Jennifer L. Kofod
                               ----------------------------------------
                                Name: JENNIFER L. KOFOD
                               Title: ACCOUNT OFFICER

                            NORTH AMERICAN SENIOR FLOATING RATE FUND
                            By: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                              INC. as Portfolio Manager


                            By: /s/ Jonathan D. Sharkey
                               ----------------------------------------
                                Name: JONATHAN D. SHARKEY
                               Title: PRINCIPAL


                            THE NORTHERN TRUST COMPANY


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            OLYMPIC FUNDING TRUST, SERIES 1999-1


                            By: /s/ Ann E. Morris
                               ----------------------------------------
                                Name: ANN E. MORRIS
                               Title: AUTHORIZED AGENT


                            PINEHURST TRADING, INC.


                            By: /s/ Ann E. Morris
                               ----------------------------------------
                                Name: ANN E. MORRIS
                               Title: ASST. VICE PRESIDENT


                            PPM SPYGLASS FUNDING TRUST


                            By: /s/ Ann E. Morris
                               ----------------------------------------
                                Name: ANN E. MORRIS
                               Title: AUTHORIZED AGENT


                            THE SAKURA BANK, LIMITED


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            THE SUMITOMO BANK, LIMITED


                            By: /s/ Suresh S. Tata
                               ----------------------------------------
                                Name: SURESH S. TATA
                               Title: SENIOR VICE PRESIDENT


                            SUMITOMO TRUST & BANKING CO., LTD. NEW YORK BRANCH


                            By: /s/ Stephen Stratico
                               ----------------------------------------
                                Name: Stephen Stratico
                               Title: Vice President


                            SUMMIT BANK


                            By: /s/ Richard J. Banning
                               ----------------------------------------
                                Name: RICHARD J. BANNING
                               Title: VICE PRESIDENT

                            TORONTO DOMINION (TEXAS), INC.


                            By: /s/ Alva J. Jones
                               ----------------------------------------
                                Name: Alva J. Jones
                               Title: Vice President

                            TRANSAMERICA BUSINESS CREDIT CORPORATION


                            By: /s/ Steve Guetschins
                               ----------------------------------------
                                Name: Steve Guetschins
                               Title: SVP


                            VARIABLE INSURANCE PRODUCTS FUND II: ASSET
                            MANAGER GROWTH PORTFOLIO


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            VARIABLE INSURANCE PRODUCTS FUND II: ASSET
                              MANAGER PORTFOLIO


                            By:
                               ----------------------------------------
                                Name:
                               Title:


                            UNION BANK OF CALIFORNIA, N.A.


                            By: /s/ Harry G. Montgomery
                               ----------------------------------------
                                Name: Harry G. Montgomery
                               Title: Vice President

                            PROMETHEUS INVESTMENT FUNDING NO.1 LTD.
                            By: CPF Asset Advisory LP, as its Asset Manager


                            By: /s/ Sylvia K. Cheng
                               ----------------------------------------
                                Name: Sylvia K. Cheng
                               Title: Director


                            By: /s/ Vicky S. Soo
                               ----------------------------------------
                                Name: VICKY S. SOO
                               Title: ASSOCIATE DIRECTOR

                            PEOPLE'S BANK


                            By: /s/ Walter W. Kaercher
                               ----------------------------------------
                                Name: Walter W. Kaercher
                               Title: Vice President


                            SRS 2000 LLC


                            By: /s/ Ann E. Morris
                               ----------------------------------------
                                Name: ANN E. MORRIS
                               Title: ASST. VICE PRESIDENT


                            STEIN ROE & FARNHAM CLO 1 LTD.,
                            By: Stein Roe & Farnham Incorporated, as
                                Portfolio Manager


                            By: /s/ James R. Fellows
                               ----------------------------------------
                                Name: James R. Fellows
                               Title: Sr. Vice President & Portfolio Manager

                            BANK OF CANTON OF CALIFORNIA


                            By: /s/ Ben C. Hom
                               ---------------------------------------
                                Name: Ben C. Hom
                               Title: SVP & Senior Credit Officer

                            RZB FINANCE LLC


                            By: /s/ Dieter Beintrexler
                               ----------------------------------------
                                Name: DIETER BEINTREXLER
                               Title: PRESIDENT


                            By: /s/ Astrid Wilke
                               ----------------------------------------
                                Name: Astrid Wilke
                               Title: Vice President

                            SEQUILS PILGRIM-1, LTD.
                            By: Pilgrim Investment, Inc., as its
                                investment manager


                            By: /s/ William Nutting, Jr.
                               ----------------------------------------
                                 Name: WILLIAM NUTTING, JR.
                                Title: ASST. VICE PRESIDENT

                            GMAC Commercial Credit, LLC


                            By: /s/ [ILLEGIBLE]
                               ----------------------------------------
                                Name: [ILLEGIBLE]
                               Title: SVP

                            WINGED FOOT FUNDING TRUST


                            By: /s/ Ann E. Morris
                               ----------------------------------------
                                Name: ANN E. MORRIS
                               Title: AUTHORIZED AGENT

                            INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                            By: Indosuez Capital as Portfolio Advisor


                            By: /s/ Melissa Marano
                               ----------------------------------------
                                Name: Melissa Marano
                               Title: Vice President


                            INDOSUEZ CAPITAL FUNDING IV, L.P.
                            By: Indosuez Capital as Portfolio Advisor


                            By: /s/ Melissa Marano
                               ----------------------------------------
                                Name: Melissa Marano
                               Title: Vice President

                            WACHOVIA BANK, N.A.


                            By: /s/ Debra L. Coheley
                               ----------------------------------------
                                Name: DEBRA L. COHELEY
                               Title: SENIOR VICE PRESIDENT


         For purposes of the Credit Documents to which the Subsidiary Guarantors are party, by their respective signatures below, each Subsidiary Guarantor hereby consents and agrees to the entering into of this Amendment and acknowledges and affirms that the each of the Subsidiaries Guaranty and Security Documents (as amended, modified or supplemented prior to the date hereof) remains in full force and effect in accordance with its terms on the date hereof and after giving effect to this Amendment:



                            DIXIE CONTAINER CORPORATION


                            By: /s/ Richard [ILLEGIBLE]
                               ----------------------------------------
                                Name: Richard [ILLEGIBLE]
                               Title: Chief Financial Officer, Vice President
                                      and Secretary


                            PCA HYDRO, INC.


                            By: /s/ Richard [ILLEGIBLE]
                               ----------------------------------------
                                Name: Richard [ILLEGIBLE]
                               Title: Chief Financial Officer, Vice President
                                      and Secretary